Intangible Assets, Net (Amortization) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
INTANGIBLE ASSETS, NET [Abstract]
Amortization expenses	$ 6,400	$ 7,800	$ 12,400
2019	6,350
2020	4,837
2021	1,916
2022	362
2023	290
Thereafter	149
Total expected amortization expense	$ 13,904	$ 8,460